Macquarie Bank Limited
ABN 46 008 583 542

No.1 Martin Place
Sydney NSW 2000
GPO Box 4294
Sydney NSW 1164

Telephone (61 2) 8232 3333
Facsimile (61 2) 8232 7780
Internet http://www.macquarie.com.au
DX 10287 SSE
SWIFT MACQAU2S

Treasury 8232 3600 Facsimile 8232 4227
Foreign Exchange 8232 3666 Facsimile 8232 3019
Metals and Energy Capital 8232 3444 Facsimile 8232 3590
Futures 8232 7580 Facsimile 8232 4412
Debt Markets 8232 8569 Facsimile 8232 8341
Agricultural Commodities 8232 7672 Facsimile 8232 3633

Paul Kirkitelos
Doral Energy Corp.
111 N. Sepulveda Blvd., Suite 250
Manhattan Beach, California 90266

Pat Seale
Doral Energy Corp.
3000 N. Garfield, Suite 210
Midland, Texas 79705

MACQUARIE BANK

30 July 2009

Re: **USD50,000,000 Senior First Lien Secured Credit Agreement dated 29 July 2008 among Doral Energy Corp., and Macquarie Bank Limited and others ("Credit Agreement")**

Pursuant to the Credit Agreement the Maturity Date is 30 July 2009.

Pursuant to Sections 2.1(a) and 2.9(c) of the Credit Agreement, all principal and accrued interest outstanding on the Loan and all monetary Obligations (other than Obligations that may continue past the Maturity Date under the terms of a Swap Agreement) shall be fully due and payable on the Maturity Date.

Borrower has advised Administrative Agent that it will be unable to pay such monetary Obligations on the Maturity Date and agrees that such inability to pay is an Event of Default pursuant to Section 10.1(a) of the Credit Agreement ("Payment Default"). Accordingly Borrower has requested that Administrative Agent and Lenders forbear from the exercise of any remedies with respect to the Payment Default.

Administrative Agent and Lenders agree to forbear from the exercise of any remedies with respect to the Payment Default until 31 August 2009; provided that nothing in this letter:

(1) constitutes a waiver of any other provision of the Credit Agreement or any other Loan Document;

(2) constitutes (i) a waiver of or a consent to any present or future violation of or default under any provision of the Credit Agreement (including Sections 2.1(a), 2.9(c) or 10.1(a) of the Credit Agreement) or any other Loan Document or (ii) a forbearance of any rights of the Administrative Agent or any Lender as a result of any such violation or default;

(3) restricts in any way the right of the Administrative Agent and the Lenders to insist upon future compliance with each term, covenant, condition and provision of the Credit Agreement (including Sections 2.1(a), 2.9(c) and 10.1(a) of the Credit Agreement) or any other Loan Document; or

(4) restricts in any way the right of the Administrative Agent and the Lenders to, at any time after 31 August 2009, (i) declare an Event of Default based on the Payment Default; and (ii) enforce any and all remedies available to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents as a result of the occurrence of the Payment Default,

and the Credit Agreement or any other Loan Document shall continue to be binding upon Borrower and inure to the benefit of Administrative Agent, Lender and their respective successors and assigns.

PCE

NOTHING IN THIS LETTER SHALL BE CONSTRUED TO AMEND OR WAIVE ANY RIGHTS OR REMEDIES AVAILABLE TO THE ADMINISTRATIVE AGENT OR ANY LENDER PURSUANT TO THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR BY OPERATION OF LAW OR OTHERWISE (WHICH RIGHTS SHALL BE CUMULATIVE) EXCEPT WITH RESPECT TO THE CONSENT EXPRESSLY SET FORTH HEREIN.

As a material inducement to Administrative Agent and Lender to grant the consent requested by each Borrower and described in this letter, each Borrower forever releases each of Administrative Agent and Lender from any action or failure to act in connection with any of the Loan Documents at any time prior to the date of this consent letter.

No delay in exercising nor omission to exercise any right, power or remedy under the Credit Agreement or any other Loan Document, shall impair any such right, power or remedy of either party, or be construed to be a waiver thereof or any acquiescence of any default.

Capitalized terms used in this letter have, unless otherwise defined in this letter, the same meaning as described in the Credit Agreement.

Please acknowledge your acceptance of these matters and signify your agreement by signing below.

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia,
as Lender, Administrative Agent and Security Trustee

By: [signature]
Name: Jonathan Rourke
Title: Executive Director

By: [signature]
Name: Sewmay Lee
Title: Senior Lawyer

ACKNOWLEDGED AND AGREED on this 30th day of July 2009:

DORAL ENERGY CORP.,
a Nevada corporation

By: [signature]
Name: Paul Kirkitelos
Title: Chairman

THIS IS A SIGNATURE PAGE TO THE FORBEARANCE LETTER